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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                        Reported)  September 19, 1996

    LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1996, which forms Provident Bank Home
 Equity Loan Trust 1996-1 which will issue the Home Equity Loan Asset-Backed
                        Certificates, Series 1996-1).

                           LEHMAN ABS CORPORATION
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         (Exact name of registrant as specified in its charter)

         Delaware                 333-03911           13-3447441
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(State or Other Jurisdiction  (Commission         (I.R.S. Employer
     of Incorporation)        File Number)        Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                  10285
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(Address of Principal                             (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code (212) 526-7000
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Item 5.  Other Events.
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Filing of Computational Materials.
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     In connection with the offering of the Home Equity Loan Asset-Backed
Certificates, Series 1996-1 (the "Certificates"), Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its
potential investors.   Although the Registrant provided the Underwriter
with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing the Computational Materials by paper filing on Form SE in reliance on a continuing hardship exemption.

     For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Computational Materials.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By:   /s/ Martin P. Harding
                                  --------------------------------
                               Name: Martin P. Harding
                               Title: Managing Director



Dated:  September 19, 1996



                                Exhibit Index
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Exhibit                                           Page
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99.1 The Computational Materials(P)                 6


                                Exhibit 99.1
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     In accordance with Rule 202 of Regulation S-T, the Computational
Materials are being filed on paper pursuant to Form SE pursuant to a continuing hardship exemption.